                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                               Direct Focus, Inc.
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             (Exact name of registrant as specified in its charter)

                 Washington                              943002667
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         (State of incorporation or         (I.R.S. Employer Identification No.)
                organization)

 2200 N.E. 65th Avenue, Vancouver, Washington              98661
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    (Address of principal executive offices)             (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this Form relates: 333-73243

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                 Name of each exchange on which
       to be so registered                 each class is to be registered
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              None

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                                (Title of class)








                                   Page 1 of 4
                             Exhibit Index on Page 4
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant incorporates by reference the description of the Registrant's common stock set forth under the caption "Description of Capital Stock" in the Registrant's registration statement on Form S-1 (File No. 333-73243) as originally filed with the Securities and Exchange Commission on March 3, 1999, or as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement.

ITEM 2.  EXHIBITS.

         The following exhibits are filed as part of this registration statement:

    EXHIBIT NO.              DESCRIPTION
    -----------              -----------
        1.1                  Articles of Incorporation of Registrant
                             (incorporated by reference to Exhibit 3.1 to the
                             Registration Statement).
        1.2                  Articles of Merger of Registrant (incorporated by
                             reference to Exhibit 3.2 to the Registration
                             Statement).
        1.3                  Articles of Amendment of Registrant (incorporated
                             by reference to Exhibit 3.3 to the Registration
                             Statement).
        2.1                  Bylaws of Registrant (incorporated by reference to
                             Exhibit 3.4 to the Registration Statement).
        2.2                  Amendment to Bylaws of Registrant (incorporated by
                             reference to Exhibit 3.5 to the Registration
                             Statement).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 23, 1999            Direct Focus, Inc.


                                 By: /s/ Rod W. Rice
                                    ------------------------------------------
                                     Rod W. Rice
                                     Chief Financial Officer and Secretary

                                INDEX TO EXHIBITS

    EXHIBIT NO.              DESCRIPTION
    -----------              -----------
        1.1                  Articles of Incorporation of Registrant
                             (incorporated by reference to Exhibit 3.1 to the
                             Registration Statement).
        1.2                  Articles of Merger of Registrant (incorporated by
                             reference to Exhibit 3.2 to the Registration
                             Statement).
        1.3                  Articles of Amendment of Registrant (incorporated
                             by reference to Exhibit 3.3 to the Registration
                             Statement).
        2.1                  Bylaws of Registrant (incorporated by reference to
                             Exhibit 3.4 to the Registration Statement).
        2.2                  Amendment to Bylaws of Registrant (incorporated by
                             reference to Exhibit 3.5 to the Registration
                             Statement).











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